UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________
FORM 8-K

 ____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2015

____________________________
 VONAGE HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)

 ____________________________

Delaware	001-32887	11-3547680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Main Street, Holmdel, NJ	07733
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (732) 528-2600

(Former Name or Former Address, if Changed Since Last Report)
____________________________
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.
The disclosure regarding the ratification of the extension of the Company's Tax Benefits Preservation Plan contained in Item 5.07 below is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
(e)    On June 3, 2015, the stockholders of Vonage Holdings Corp. (the “Company”) approved the Company's 2015 Equity Incentive Plan. The 2015 Equity Incentive Plan is filed as Exhibit 10.1 to this report and the terms thereof are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its 2015 Annual Meeting of Stockholders on June 3, 2015. There were present at the Annual Meeting in person or by proxy stockholders holding an aggregate of 191,612,948 shares of common stock of a total of 213,846,191 shares entitled to vote at the meeting.
The results of the vote taken at the Annual Meeting were as follows:
Proposal No. 1 - Election of Class III Directors

		Votes	Broker
Class III Director Nominees	Votes For	Withheld	Non-Votes
Jeffrey A. Citron	165,323,795	6,242,564	20,046,589
Naveen Chopra	167,865,781	3,700,578	20,046,589
Stephen Fisher	166,444,452	5,121,907	20,046,589

The terms of the following directors, who were not up for re-election at the Annual Meeting, will continue: Carolyn Katz, Alan Masarek, David C. Nagel, John J. Roberts, Margaret M. Smyth and Carl Sparks.
Proposal No. 2 - Ratification of the Appointment of Independent Registered Public Accounting Firm
The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified with 190,224,300 votes in favor, 1,113,205 votes against, and 275,443 abstentions. There were no broker non-votes.
Proposal No. 3 - Approval of 2015 Equity Incentive Plan
The Company's 2015 Equity Incentive Plan was approved with 104,692,323 votes in favor, 66,670,101 votes against, 203,935 abstentions, and 20,046,589 broker non-votes.
Proposal No. 4 - Ratification of Extension of Tax Benefits Preservation Plan
The extension of the Company's Tax Benefits Preservation Plan was ratified with 162,893,287 votes in favor, 8,489,927 votes against, 183,145 abstentions, and 20,046,589 broker non-votes.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

10.1	Vonage Holdings Corp. 2015 Equity Incentive Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONAGE HOLDINGS CORP.

Date: June 3, 2015	By:	/s/ Kurt M. Rogers
Kurt M. Rogers Chief Legal Officer

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

10.1	Vonage Holdings Corp. 2015 Equity Incentive Plan.

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